SECURITIES AND EXCHANGE COMMISSION

                                      WASHINGTON, D.C. 20549



                                             FORM 8-K


                                          CURRENT REPORT

                              PURSUANT TO SECTION 13 OR 15(d) of the

                                  SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 26, 1999



                                 PHILLIPS-VAN HEUSEN CORPORATION
                      (Exact name of registrant as specified in its charter)


                                             Delaware
                          (State or other jurisdiction of incorporation)


         1-724                            13-1166910
(Commission file number)     (IRS Employer Identification Number)


                           200 Madison Avenue, New York, New York 10016
                             (Address of principal executive offices)



Registrant's telephone number:  (212) 381-3500

                      1290 Avenue of the Americas, New York, New York 10104
                   (Former name or former address, if changed since last Report)






                                         Page 1 of 7 pages

                                  Exhibit Index located on page 4

ITEM 2.  DISPOSITION OF ASSETS

     On February 26, 1999, Phillips-Van Heusen Corporation (the "Company") sold the Gant, Hugger and Rugger trademarks and certain related assets associated with the Company's Gant operations for $71.0 million cash to Pyramid
Sportswear AB ("Pyramid"), which is the brand's international licensee.
Pyramid is a wholly-owned subsidiary of Pyramid Partners AB, in which the Company has a minority interest. The purchase price was negotiated between the parties. As part of the transaction, Pyramid and an affiliated company assumed certain obligations and liabilities associated with the Company's Gant operations.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(b)    Pro forma financial information.

     See page 4 for a listing of the pro forma financial information submitted as part of this Report.

(c)    Exhibits

     See page 4 for a listing of the exhibits submitted as part of this Report.

                                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PHILLIPS-VAN HEUSEN CORPORATION


                                        By
                                           Name:   Vincent A. Russo
                                           Title:  Vice President
                                                   and Controller

Date:  March 10, 1999

                        INDEX TO FINANCIAL STATEMENTS AND EXHIBITS INCLUDED
                                         AS PART OF ITEM 7




                                                                         Page

(b)    Pro forma Financial Statements

       (i)      Explanatory Note                                          5
       (ii)     Phillips-Van Heusen Corporation Pro Forma Consolidated
                Condensed Balance Sheet as of January 31, 1999            6
       (iii) Phillips-Van Heusen Corporation Pro Forma Consolidated Condensed Statement of Income for the Year Ended
                January 31, 1999                                          7

(c)    Exhibits

       99.1 Asset Purchase Agreement, dated February 23, 1999, between Phillips-Van Heusen Corporation and Pyramid Sportswear AB

       99.2     Assignment and Assumption Agreement, dated
                February 23, 1999, between Phillips-Van Heusen
                Corporation and Pyramid Sportswear Acquisition Corporation

PRO FORMA FINANCIAL STATEMENTS - EXPLANATORY NOTE


       On February 26, 1999, Phillips-Van Heusen Corporation (the "Company") sold the Gant, Hugger and Rugger trademarks and certain related assets associated with the Company's Gant operations for $71.0 million cash to Pyramid Sportswear AB ("Pyramid"), which is the brand's international licensee. Pyramid is a wholly-owned subsidiary of Pyramid Partners AB, in which the Company has a minority interest. The purchase price was negotiated between the parties. As part of the transaction, Pyramid and an affiliated company assumed certain obligations and liabilities associated with the Company's Gant operations. The accompanying pro forma financial statements reflect the Company's estimate of how the Company's consolidated balance sheet as of January 31, 1999 (the date of the Company's most recently completed fiscal year ("fiscal 1998")) and its consolidated statement of income for fiscal 1998, would have been affected if the acquisition had occurred on February 2, 1998, the first day of fiscal 1998.

                                       PHILLIPS-VAN HEUSEN CORPORATION

                               PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                               (In thousands)

                                                                        Actual                  Pro forma
                                                                      January 31,  Pro forma   January 31,
                                                                         1999     Adjustments     1999
ASSETS
Current Assets:
  Cash and cash equivalents. . . . . . . . . . . . . . . . . . . .     $ 10,957    $ 62,612     $ 73,569
  Trade receivables. . . . . . . . . . . . . . . . . . . . . . . .       88,038     (14,347)      73,691
  Inventories. . . . . . . . . . . . . . . . . . . . . . . . . . .      232,695     (15,471)     217,224
  Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       36,327                   36,327
    Total Current Assets . . . . . . . . . . . . . . . . . . . . .      368,017      32,794      400,811
Property, Plant and Equipment. . . . . . . . . . . . . . . . . . .      108,846     (16,366)      92,480
Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      113,344     (27,648)      85,696
Other Assets . . . . . . . . . . . . . . . . . . . . . . . . . . .       84,106      (9,539)      74,567

    Total Assets                                                       $674,313    $(20,759)    $653,554

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Notes payable. . . . . . . . . . . . . . . . . . . . . . . . . .     $ 20,000    $(20,000)
  Accounts payable . . . . . . . . . . . . . . . . . . . . . . . .       44,851      (5,676)    $ 39,175
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . .       67,835       2,965       70,800
    Total Current Liabilities. . . . . . . . . . . . . . . . . . .      132,686     (22,711)     109,975
Long-Term Debt . . . . . . . . . . . . . . . . . . . . . . . . . .      248,723                  248,723
Other Liabilities. . . . . . . . . . . . . . . . . . . . . . . . .       64,016                   64,016
Stockholders' Equity:
  Common stock . . . . . . . . . . . . . . . . . . . . . . . . . .       27,288                   27,288
  Additional capital . . . . . . . . . . . . . . . . . . . . . . .      117,683                  117,683
  Retained earnings. . . . . . . . . . . . . . . . . . . . . . . .       83,917       1,952       85,869

    Total Stockholders' Equity . . . . . . . . . . . . . . . . . .      228,888       1,952      230,840

    Total Liabilities & Stockholders' Equity . . . . . . . . . . .     $674,313    $(20,759)    $653,554

The pro forma adjustments were developed based on the cash proceeds from Pyramid Sportswear AB, the write-off of goodwill and other assets related either to the Gant trademark or Gant's operations, and the liquidation of Gant's working capital in connection with the sale. The pro forma adjustments to cash also include the effect of pro forma adjustments to the Company's fiscal 1998 consolidated condensed statement of income for those items with a cash impact. The tax effect of the pro forma adjustments to the Company's fiscal 1998 consolidated condensed statement of income is recorded to other non-current assets as an adjustment to the Company's deferred tax carryforward asset.

                                       PHILLIPS-VAN HEUSEN CORPORATION

                            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF INCOME
                                    (In thousands, except per share data)

                                                                        Actual                  Pro forma
                                                                      Year Ended               Year Ended
                                                                      January 31,  Pro forma   January 31,
                                                                         1999     Adjustments     1999
Net sales. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .$1,303,085   $(81,865)   $1,221,220
Cost of goods sold . . . . . . . . . . . . . . . . . . . . . . . . . .    856,160   (57,423)      798,737

Gross profit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  446,925     (24,442)      422,483
Selling, general and administrative expenses . . . . . . . . . . . . .  394,940     (23,539)      371,401
Year 2000 computer conversion expenses . . . . . . . . . . . . . . . .       8,500                  8,500
Income before interest, taxes and extraordinary item . . . . . . . . .      43,485      (903)      42,582

Interest expense, net. . . . . . . . . . . . . . . . . . . . . . . . .     26,112    (3,750)       22,362

Income before taxes and extraordinary item . . . . . . . . . . . . . .   17,373       2,847        20,220
Income tax expense (benefit) . . . . . . . . . . . . . . . . . . . . .       4,486      895         5,381

Income before extraordinary item . . . . . . . . . . . . . . . . . . .$    12,887 $   1,952   $    14,839

Basic and diluted income per share before
  extraordinary item . . . . . . . . . . . . . . . . . . . . . . . . .$       0.47           $       0.54

The pro forma adjustments were developed based on the elimination of the Company's Gant operations in fiscal 1998, reduced depreciation and amortization from the write-off of goodwill and other assets related to Gant's operations, and reduced interest expense resulting from the sale proceeds and liquidation of Gant's working capital, net of associated costs. Income tax was estimated at 39% on all items, excluding adjustments to certain non-tax deductible goodwill amortization.



















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